                                                                  Exhibit 10.0

                       FIRST AMENDMENT TO LEASE AGREEMENT

                                   NAME CHANGE
                                      From
                  Elie Rabi d/b/a Accurate Business Forms, Inc.
                                       To
                                800 America, Inc.
                             Valley Shopping Center
                             1301 N. Mt. Juliet Road
                              Mt. Juliet, Tennessee
                                January 10, 2000


         This First Amendment to the Lease Agreement effective this 10th day of January, 2000 by Elie Rabi d/b/a Accurate Business Forms, Inc. ("Tenant") and Buttonwood Investments, Inc. ("Landlord") is hereby made a part thereof of the Lease Agreement dated November 3, 1999 ("Lease") by and between Landlord and Tenant.

         WHERE AS, Landlord and Tenant entered into the Lease for certain premises located at 1301 N. Mt. Juliet Road, Mt. Juliet, TN consisting of approximately 1,050 Square Feet ("Premises") in the building commonly known as the Valley Shopping Center, Mt. Juliet, Tennessee ("Shopping Center"); and

         WHEREAS, Tenant desires to have the Tenant name changed; and

         WHERE AS, unless specifically defined herein, the terms used in the First Amendment to Lease Agreement will have the meanings defined in the Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, and for other mutual benefits as noted herein Buttonwood Investments, Inc., as Landlord and Elie Rabi d/b/a Accurate Business Forms, Inc., as Tenant wish to amend said Lease as follows:

         1. The existing Tenant name "Elie Rabi d/b/a Accurage Business Forms, Inc." shall be deleted from the Lease and replaced as follows:

Tenant Name. Hereinafter, 800 America, Inc. shall be referred to as "Tenant". All other terms and conditions as originally outlined in the Lease dated November 3, 2000 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, have executed this Agreement in triplicate on the date and year first above written.

                                    LANDLORD:

                                    BUTTONWOOD INVESTMENTS, INC.
                                    a Texas Corporation

                                    By:
                                        ------------------------------
                                        William J. Preston, President


                                    TENANT:
                                    800 AMERICA, INC.

                                    By:
                                        ------------------------------
                                        Elie Rabi
                                    Its:
                                        ------------------------------

LEASE

         THIS INDENTURE OF LEASE (the "Lease"), entered into this 3rd day of November, 1999 by and between Buttonwood Investments, Inc., a Texas corporation, hereinafter referred to as "Landlord" and Elie Rabi d/b/a Accurate Business Forms hereinafter referred to as "Tenant."

WITNESSETH:

         In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions herein, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Premises, as defined in Section 1.2.

         TO HAVE AND TO HOLD the Premises for the term, defined in Section 1.6.

ARTICLE I
DEFINITIONS

         In addition to other terms which are elsewhere defined in this Lease, the following terms when used in this Lease shall have the meanings set forth in this Article 1, and only such meanings, unless such meanings are expressly limited or expanded elsewhere herein:

         1.1 SHOPPING CENTER: (a) The land described in Exhibit "A" attached hereto and made a part hereof (b) such contiguous land as Landlord may from time to time designate by notice to Tenant in writing as being included in Shopping Center; (c) the buildings and improvements now or hereafter constructed on such land substantially in accordance with Exhibits "B" and "C," attached hereto and made a part hereof, together with all alterations and additions thereto; and (d) such additional improvements as may be constructed on such land after the Rent Commencement Date. Landlord reserves the right to change the number and location of buildings, building dimensions, and the Common Areas, provided that reasonable access to the Premises and the parking facilities provided within the Shopping Center shall not be materially impaired.

         1.2 That portion of Shopping Center designated on the Site Plan, which is Exhibit "B" hereto, and hailing a mailing address of 1301 N. Mt. Juliet Road, Mt. Juliet, TN 37122. The Premises are deemed to contain approximately 1,050 square feet of Gross Rentable Area, being approximately 16.5 feet of frontage and approximately 28.75 feet of depth extending to the center line of the party walls and to the exterior faces of all other walls, but reserving an excepting to Landlord the use of the roof and exterior walls (other than storefronts) and the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and appurtenant fixtures, leading through the Premises in locations that will not materially interfere with Tenant's use thereof.

         1.3 GROSS RENTABLE AREA: Floor area designed for tenant occupancy and exclusive use, measured from the exterior face of outside walls and storefronts and from the center of party walls.

         1.4 RENT COMMENCMENT DATE: January 1, 2000.
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         1.5 READY FOR OCCUPANCY: When Landlord's Work on the Premises as
described in Exhibit "C" has been substantially completed except for items necessarily awaiting performance of Tenant's Work or minor finishing operations.

         1.6 LEASE TERM OR TERM: The period of time commencing with the date of this Lease and terminating at midnight on the last day of the month in which falls the date that is 36 months after the Rent Commence Date.

         1.7 MINIMUM GUARANTEED RENT: From the Rent Commencement Date through the First Lease Year as defined below in Section 1.8 the Minimum Guaranteed Rent shall be Six Hundred Eighty-two and 50/100 Dollars ($682.50) per month. Effective on January 1 of each subsequent Lease Year, the amount of Minimum Guaranteed Rent shall be increased by four percent (4%) as follows:

         January 1, 2001 through December 31, 2001       $709.80/Month

         January 1, 2002 through December 31, 2002       $738.19/Month

         1.8 LEASE YEAR: For the purpose of this Lease the term "Lease Year" as used herein shall mean and include the period of twelve (12) calendar months beginning on the first month of the term of this lease and on each anniversary of said day. In the event the monthly, payments commence on a day other than the first day of a calendar month, then for the purposes of this Lease, the first Lease Year of the, term hereof shall be enlarged so as to include in addition to said period of twelve (12) months, the sales for, the fractional. month of the term hereof that immediately precedes the first full calendar, month of, the. term hereof and each subsequent Lease Year shall begin on the first day of the month next following the anniversary of the first day of the Lease Term.

         1.9 ADVANCE DEPOSIT: $ 791.88, which shall be applied against the Minimum Guaranteed Rent payments of $682.50 and common area maintenance, property tax and insurance estimates of $109.38 first coming due for the month of January 2000.

         1.10 SECURITY DEPOSIT, $ 682.50

         1.11 PERCENTAGE RENT RATE: N/A percent N/A %)

         1.12 TENANT'S GROSS SALES: Defined in Section 3.4.-- N/A

         1.13 TENANT'S TRADE NAME: Accurate Business Forms

         1.14 USE OF PREMISES: The Premises may be used only for general office.

         1.15 TENANT'S MAILING ADDRESS: 1301 North Mt. Juliet Road, Mt. Juliet.- TN 37122 - or other such address as may from time to time be, designated by Tenant in a written notice to Landlord.

         1.16 LANDLORD'S MAILING ADDRESS: Buttonwood Inc., c/o First Management Services; Attention: Samuel R. Boles, CPM(R), Director; 333 Union Street, Suite 400; Nashville, TN 37201, or such other address as may from time to time be designated by Landlord in a written notice to Tenant.

         1.17 BROKER: First Management Services

         1.18 COMMON AREAS: Those areas of the Shopping Center that are from time to time open for joint use by the tenants of the Shopping Center or by the public, including without limiting the generality of the foregoing, all parking. areas, driveways, truckways, delivery passages, walkways, concourses, malls, planted areas, landscaped areas, public restrooms, and common truck loading and receiving areas that are not leased to or reserved for individual tenants and subject to any other rights of individual tenants provided in their lease.

         1.19 CONSUMER PRICE INDEX: The Consumer Price Index established by the Bureau of Labor Statistics of the United States Department of Labor entitled "Revised Consumer Price Index for All Urban Consumers, United States City Average, All Items, (1967=100)" or, in the event that said index is no longer provided by said Bureau of Labor Statistics, the available index that most accurately and complete replaces said index as selected by Landlord.

         1.20 LIABILITY INSURANCE LIMITS: (a) $1,000,000 with respect to injuries to or death of any one person, $1,000,000 with respect to any one occurrence, and $200,000 with respect to property damage, or (b) a combined single limit of $2,000,000.

         1.21 LANDLORDS WORK: Those items set forth in Exhibit "C" to be performed by Landlord.

         1.22 TENANT'S WORK: Those items set forth in Exhibit "C" to be performed by Tenant.

ARTICLE 2
CONSTRUCTION AND ACCEPTANCE OF PREMISES

o Landlord agrees that it will construct those buildings and improvements shown in Exhibit "B" which will contain the Premises as designated in Exhibit "B" and with respect to the Premises will complete Landlord's Work as defined in Exhibit " C," with such minor variations as Landlord may deem advisable. Tenant shall have no right to enter or occupy the Premises until the Premises are Ready for Occupancy. If Landlord shall for any reason fail to complete that part of Landlord's Work that is required in the Premises prior to the Scheduled Completion Date, Landlord shall not be deemed to be in default hereunder or otherwise liable for damages to Tenant nor shall the Term or any provision of this Lease be affected.

o Tenant agrees to submit to Landlord within thirty (30) days after the date of this Lease, plans and specifications in such detail as Landlord may reasonably request covering Tenant's Work as specified in Exhibit "C, " and any other work that Tenant proposes to do in the Premises. Such plans and specifications shall comply with all requirements set forth in Exhibit "C." Tenant shall not commence any work in the Premises until Landlord has approved such plans and specifications in writing, which approval shall not be unreasonably withheld or delayed.

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o    When the Premises are Ready for Occupancy, Tenant agrees to accept possession thereof and to proceed with due diligence to perform the work described in such plans and specifications that have been approved by Landlord, and to install its fixtures, furniture and equipment in the Premises. By occupying the Premises, Tenant shall be deemed to have acknowledged that the Landlord has complied with all of its covenants and obligations with respect to the construction of the Premises, except for defects in Landlord's Work that are latent at the time the Premises are occupied. In the event of any dispute concerning work performed or required to be performed in the Premises by Landlord or Tenant, the matter in dispute shall be submitted to Landlord's architect for determination and his certificate with respect thereto shall be binding upon Landlord and Tenant.

         (a) Tenant agrees to open the Premises to the public for business within thirty (30) days after the Premises are Ready for Occupancy.

         (b) If Tenant fails to open the Premises for business fully fixtured, stock and staffed on the Rent Commencement Date, then, unless such delay is caused or occasioned by Landlord, the Landlord shall have, in addition to any and all remedies provided herein the right at its option to collect rent at a rate equal to 15% of the daily rate of the Minimum Guaranteed Rent for each and every day that Tenant shall fail to commence to do business as herein provided; said rent shall be in addition to the Minimum Guaranteed Rent and shall be deemed to be in lieu of any percentage rent that might have been earned during such period of the Tenant's failure to open.

o Tenant shall execute and deliver to Landlord at the expiration or termination of this Lease, on Landlord's request, a quitclaim deed to the Premises in recordable form, designating Landlord as the grantee, and Tenant hereby irrevocably appoints Landlord, its successors and assigns, as the attorney in fact of Tenant to execute, seal and deliver such quitclaim deed on behalf of Tenant should Tenant refuse or fail to do so within ten
     (10) days after Landlord shall have given notice to Tenant requesting the execution, sealing and delivery of such quitclaim deed.

o Landlord may, from time to time, do any one or more of the following with respect to any and all improvements, including without limitation, buildings and the Common Areas then existing in the Shopping Center (a) construct alterations therein; (b) construct additions thereto; (c) construct additional stories thereon; (d) construct additional buildings, free-standing or connected to then-existing buildings; (e) construct deck or elevated parking facilities free-standing or connected to then-existing buildings; or (f) rearrange, build upon or eliminate any Common Areas, provided that in no event shall there be provided less than the minimum parking facilities as set forth in Section 5.1 hereof.

ARTICLE 3
RENT

         1. Rent and other charges due and payable hereunder shall accrue hereunder from the Rent Commencement Date until the termination: of this Lease and shall be payable at the following address: c/o First Management Services, 333 Union Street, Suite 400, Nashville, Tennessee 37201, or to such other address as Landlord shall direct in writing.

         2. Tenant shall pay to Landlord the Minimum Guaranteed Rent in twelve
(12) equal monthly installments. The first such monthly installment shall be due and payable with execution of this Lease and a like installment, subject to increases as specified in Section 1.7, shall be due and payable without notice on or before the first day of each succeeding calendar month during the Term. The covenant of Tenant to pay all rents hereunder is and shall be deemed a separate and independent covenant and Tenant shall have no right of deduction or setoff whatsoever.

         3. The term Tenant's Gross Sales as used herein, shall be deemed to mean the gross proceeds from business done in or from the Premises, including without limiting the generality of the foregoing, the entire sales price of merchandise, (including gift and merchandise certificates) uncollected or uncollectible: credit amounts. Tenant's Gross Sales shall not be deemed to include: (a) any sums collected from customers and paid by Tenant directly to the governmental authority or to a member of the Federal Reserve Bank System for the benefit of the government authority; (b) the exchange of merchandise with other stores of Tenant, if such exchange is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which was made on or from the Premises and if such exchange of merchandise is not for the purpose of depriving Landlord of the benefit of a sale that otherwise would be on or from the Premises; (c) the amount of returns to suppliers or manufacturers; (d) the amount of any cash or credit refund made upon any sale if the merchandise sold, or some part thereof, is returned by Tenant's customer and accepted by Tenant; nor (e) sales of Tenant's fixtures not in the ordinary course of Tenant's business. For purpose of this Section 3.4, the term "Tenant" shall include any of the Tenant's subtenants, concessionaires and licensees.

         4. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it is expressly understood that such deposit shall not constitute any advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any Event or Default under this lease, Landlord may, but shall not be obligated to, from time to time, without prejudice: to any other remedy, use all or any portion of the Security Deposit to the extent Landlord deems necessary or appropriate to pay any amount owed by Tenant to Landlord. Following, any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and, upon assumption by said transferee of liability to Tenant for said Security Deposit, said transferring Landlord shall have no, farther liability to Tenant with respect to the Security Deposit.

ARTICLE 4
SALES REPORTS AND RECORDS

         1. Every six months, Tenant shall prepare and deliver to Landlord a statement of Tenant's Gross Sales (said statement may be in the form of Tenant's State Sales Use Tax Form if applicable) during the preceding calendar month. In addition, within sixty (60) days after the expiration of the Lease Year, Tenant shall prepare and deliver to Landlord a statement of Tenant's Gross Sales during such Lease Year certified to be correct by a Certified Public Accountant, if required by Landlord.

         2. Tenant shall keep and shall cause each licensee or concessionaire of Tenant to keep in the Premises or at some other location acceptable to Landlord, an accurate set of books reflecting Tenant's Gross Sales and with respect thereto shall preserve all cash register tapes, sales slips, order records, records of transactions with concessionaires and licensees, shipping ,records, records of merchandise returned, federal state and city tax returns, banking records and other such records as may be needed for an effective audit of Tenant's Gross Sales. All such books and records shall be retained for a period of at least twenty-four (24) months after the end of the Lease Year to which they relate, or if Landlord shall have begun a special audit in accordance with
Section 4.3, for such longer period as may be required to complete such special audit. All such books and records shall be subject to inspection and audit by Landlord at all reasonable times.

         3. If Landlord is not satisfied with the statement of Tenant's Gross Sales as submitted by Tenant, Landlord shall have the right to have auditors of Landlord's choice make a special audit of all books and records, wherever located, pertaining to Tenant's Gross Sales. If Tenant's Gross Sales, as so determined by special audit, exceed the figures submitted by Tenant; by more than three percent (3%), then: (a) Tenant shall pay the cost of such audit; otherwise the cost of such audit shall be borne by Landlord, and (b) Landlord shall have the option, exercisable within ninety (90) days following such determination, to terminate this Lease upon thirty (30) days notice to Tenant. Tenant shall promptly refund to Tenant any overpayment in percentage rent, as the case may be, which is established by such special audit.

ARTICLE 5
COMMON AREAS

         5.1 Landlord agrees that it will maintain parking facilities in the Shopping Center or in reasonable proximity thereto which shall contain at all times after Tenant has opened the Premises to the public for business at least five (5) parking spaces for each one thousand (1,000) square feet of Gross Rentable Area occupied by tenants of the Shopping Center, provided, however, that if a portion or portions of the parking areas shall be taken for any public or quasi public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase under threat thereof, Landlord shall be relieved of its obligations to provide parking facilities in accordance with this section to the extent that such parking facilities cannot be provided without unreasonable expense, or in reasonable proximity to the Shopping Center.

         5.2 Tenant and its licensees, concessionaires, employees and customers shall have the nonexclusive right to use the Common Areas as constituted from time to time, such use to be in common with Landlord, other tenants of the Shopping Center and other persons entitled to use the Common Areas, subject to such reasonable rules and regulations as Landlord may from time to time prescribe, and the rights of other tenants specifically set forth in this Lease, provided that Landlord may require that automobiles owned by Tenant, its licensees, concessionaires, contractors and employees can be parked only in specific portions of the Common Areas designated by Landlord or other parking areas outside the Shopping Center that are in reasonable proximity thereto. Upon request by Landlord, Tenant shall famish to Landlord a complete list of the license numbers of all automobiles operated by Tenant, its licensees, concessionaires, contractors and employees. If Tenant, its licensees, concessionaires, contractors and employees fail to park their cars in the designated portions of the Common Areas, Landlord shall have the right in its sole discretion to: (a) after giving tenant one time written notice requesting correction, charge Tenant twenty and no/100 dollars ($20.00) per day per car parked in any Common Areas other than those designated, (b) attach violation stickers or notices to said car(s), and/or (c) have such car(s) physically removed from the Shopping Center at Tenant's expense without any liability whatsoever to Landlord. Tenant shall not interfere with the rights of other persons to use the Common Areas. Landlord may temporarily close any part of the parking facilities or other portion of the Common Areas for such periods of time as may be necessary for: (i) temporary use, as a work area in connection with the construction of buildings or other improvements within the Shopping Center or contiguous property, (ii) repairs or alterations in or to the Common Areas or to any sewers, utility facilities or distribution lines located, within the Common Areas, (iii) preventing the public from obtaining prescriptive rights in or to the Common Areas, (iv) security reasons, or (v) doing and performing such other acts (whether similar or dissimilar to the foregoing) in, to and with respect to, the Common Areas as in the use of good business judgment Landlord shall determine to be appropriate for the Shopping Center, provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business.

         5.3 Tenant agrees to pay as additional rent, as hereinafter provided, its share of expenses incurred by Landlord at Landlord's discretion for the operation and maintenance of the Common Areas and the management of the Shopping Center, including. without limiting the generality of the foregoing, costs incurred for lighting, painting, cleaning, central trash disposal (if Landlord elects to provide), traffic control, policing, inspecting, landscaping and repairing and replacing the Common Areas, or any part thereof, management fees, a reasonable allowance for replacing the Common Areas, or any part thereof, management fees, a reasonable allowance for Landlord's direct overhead, depreciation of maintenance equipment, hazard and public liability insurance and property damage insurance, "(including without limitation casualty insurance covering the buildings and improvements constructed on the Shopping Center)" all water consumed in the Shopping Center which is not separately metered to tenants (single or multiple) but excluding depreciation of Landlord's original investment in the Shopping Center. The share to be paid by Tenant shall be that percentage of the cost of operation and maintenance of the Common Areas which the Gross Rentable Area of the Premises bears to the Gross Rentable Area of the Shopping Center. Landlord may at its option make monthly or other periodic changes based upon the estimated annual cost of operation and maintenance of the Common Areas, payable in advance but subject to adjustment after the end of each calendar year on the basis of the actual costs for such year. Within ninety (90) days after the close of each calendar year, upon written request from Tenant, Landlord will furnish to Tenant a detailed statement, of the expenses relating to the Common Areas for such year, such statement to be prepared in accordance with generally accepted accounting practices and to include Tenant's proportionate share of the expenses relating to the Common Areas computed as herein provided. Any necessary adjustments shall be made within fifteen (15) days after delivery of such statement.

         5.4 In. the event Tenant is not billed directly by the appropriate authority for water consumed on the: Premises and/or for sewer rents or charges, the bill rendered by Landlord for the above shall be based upon Tenant's prorated share of such services as determined by Landlord and shall be payable by Tenant within five (5) days of receipt of Landlord's bill, and such costs or expenses incurred or payments which are being made by the Landlord for water or sewer service used on the Premises shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

                                                                       ARTICLE 6
                                                    USE AND CARE OF THE PREMISES

         6.1 Tenant shall in good faith, continuously throughout, the Term of this Lease conduct and carry on in the entire Premises the type of business described in Section 1. 14 and the Premises shall not be used for any other purpose. Tenant shall use Tenant's Trade. Name in the transaction of business in the Premises. Tenant shall not sell, display or solicit sales in the Common Areas. Tenant shall not use or permit the use of any vending machines or public telephones on, at or about the Premises without the prior written consent of Landlord which shall not unreasonably be withheld. Tenant shall not commit waste, perform any acts or carry on any practices that may injure the Shopping Center or be a nuisance or menace to other tenants in the Shopping Center. Tenant shall operate its business in a dignified manner an din accordance with high standards of store operation. so as to maintain a character in keeping with the Shopping Center as a whole and so as to produce the maximum Tenant's Gross Sales and shall, at all times when the Premises are open for business with the public, keep the Premises properly equipped with fixtures, stocked with an adequate supply of merchandise and attended by adequate personnel.

         6.2 In the use and occupancy of the Premises, Tenant shall comply with all laws and ordinances and all valid rules and regulations of the United States, the city, county and state in which the Premises are located and any other applicable government or agency thereof and all requirements of any public or private agency having authority over insurance rates.

         6.3 Tenant shall use its best efforts to keep the Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

         6.4 During all hours when Shopping Center generally is open for business to the public, Tenant shall maintain comfortable and reasonable temperatures, in all merchandising areas in the Premises, subject to any adjustments required by any governmental agency-

             (a) Heating Season: A prevailing minimum temperature of sixty-eight
(68) degrees Fahrenheit.

             (b) Cooling Season: A prevailing minimum temperature of seventy-eight (78) degrees Fahrenheit and relative humidity of approximately sixty percent (60%).

                                    ARTICLE 7
                          USE AND CARE OF THE PREMISES

         Tenant shall not, nor shall Tenant at any time permit any occupant of the Premise to: (a) conduct or permit any fire, bankruptcy or auction sale (whether real or fictitious) unless directed by order of a court of bankruptcy or of competent jurisdiction, or conduct or permit any fictitious "Going Out of Business" sale; (b) use or permit to be used, the malls or sidewalks adjacent to such Premises, or any other area outside the Premises for the sale or display of any merchandise or for any other business, occupation or undertaking or for outdoor public meetings, circus or other entertainment (except for promotional activities in cooperation with the management of die Shopping Center or an association of merchants within the Shopping Center); (c) use or permit to be used, any sound broadcasting or amplifying device which can be heard outside of the Premises; (d) operate or cause to be operated any "elephant trains" or similar transportation devices; (e) use or permit to, be used any portion of the Premises for any unlawful purpose or use or permit the use of any portion of the Premises as regular living quarters, sleeping apartments or lodging rooms or for the conduct of any manufacturing business; (f) use the Premises for any purpose that is excluded from or inconsistent with or not included within the purpose for which the Premises may be used according to Section 1. 14 of this Lease; or
(g) use, operate or maintain the Premises in such manner that any of the rates for insurance carried by Landlord, or the occupant of any premises within the . Shopping Center, shall thereby be increased, unless Tenant shall pay to Landlord or such occupant within the Shopping Center, as the case may be, an amount equal to any such, increase in rates, such payment to be made promptly on demand as each premium that shall include such increase shall become due and payable.

         Tenant shall not, nor shall Tenant at any time permit any occupant of the Premises to: (a) represent or advertise that it regularly or customarily sells merchandise at "manufacturer's," "distributor's," "wholesale," "warehouse," "fire sale," "bankruptcy sale" or similar prices or other than at retail prices (customary and normal restaurant promotions excepted); (b) shall keep all mechanical apparatus free of vibration or noise which may be transmitted beyond the confines of, the P (c) shall not cause or permit unpleasant odors to emanate from the Premises; (d) shall not load or unload or permit the loading or unloading of merchandise, supplies or other property except within the area designated by Landlord from time to time; and (e) shall not permit the parking or standing outside of such designated area of trucks, trailers, or other vehicles or equipment engaged in such loading or unloading.

         Tenant: (a) shall keep clean the inside and outside of all glass in the doors and windows of the Premises and shall 'not attach sun screens or tinting films to any doors or windows without written permission, from Landlord; (b) shall replace promptly at its own expense with glass of like kind and quality any plate or window glass; (c) shall replace doors or door hardware of the Premises which may for any reason become cracked or broken; (d) shall maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (e) shall not, permit undue accumulation of. garbage, trash, rubbish or other refuse in the Premises; and (f) shall keep such refuse in proper containers inside the Premises until such time as it is called for to be removed.

         Tenant shall keep the Premises open for business during all hours when the Shopping Center is generally open for business with the public. Unless the hours during which the Shopping Center shall be open for business with the public shall have been otherwise determined by a merchant's association, if in operation, or Landlord, if not, Tenant shall keep the Premises open for business with the public on each business day at least during the hours indicated below, or such extensions of the minimum as shall be determined by a vote of a merchant's association if in operation, or Landlord, if not.

STORE HOURS
                               Open                       Close
Monday                         9:00 a.m.                 5:00 p.m.
Tuesday                        9:00 a.m.                 5:00 p.m.
Wednesday                      9:00 a.m.                 5:00 p.m.
Thursday                       9:00 a.m.                 5:00 p.m.
Friday                         9:00 a.m.                 5:00 p.m.
Saturday                       Optional

In no event shall Tenant be open for business less than thirty (30) hours in any given week. Notwithstanding the provisions of this Section, Tenant shall not be required to keep its Premises open for business at any time prohibited by applicable law, ordinance or governmental regulations and Tenant shall be permitted to close the Premises during reasonable periods for repairing, cleaning or decorating the Premises, with written permission from Landlord. Minimum operating hours for restaurants shall be those hours usual and customary for restaurant use. Under no circumstances shall any tenant be open later than 12:00 a.m.

         In the event that at any time during the Term or any extension or renewal thereof, Tenant should vacate, abandon, or desert the Premises or cease operating the store therein, then in any such event, Tenant shall be in default hereunder and Landlord shall have in addition to all rights and remedies provided under Article 18 hereof, the right to collect not only the Minimum Guaranteed Rent for each and every day that Tenant shall fail to do business within the Premises in accordance with the terms of Section 6.1 hereof, but also additional rental at the rate of $50.00 per day for each and every day that Tenant shall fail to do business within the Premises in accordance with the terms of Section 6.1 hereof, and such additional rent shall be deemed to be in lieu of any percentage rent that might have accrued during such period; provided, however, that such additional rent shall not accrue during any period when the Premises are rendered untenantable by reason of fire, casualty or cause beyond Tenant's control and not resulting from the intentional or negligent acts or omissions of Tenant,. its assignees, sublessees, servants, agents, employees, invitees, licensees, or concessionaires, or the servants, agents, employees, invitees, licensees or concessionaires of Tenant's assignees or sublessees, and the failure to operate Tenant's store during such period shall not be deemed a default hereunder.

         If Tenant is engaged in retail sales, then Tenant shall install and maintain at all times displays of' merchandise in display windows, in the Premises. Tenant will light any electric signs and keep the display windows. in the Premises well lighted during such times as the level of light outside the Premises is less than ten (10) foot candles of natural light, except that Tenant shall not be required to keep its electric signs and windows lighted more than one hour following the store closing hour.

         Tenant shall comply and shall cause its agents, employees, invitees, subtenants, licensees, concessionaires and contractors to comply, with and observe such rules and regulations, restrictive covenants, easements and ordinances relative to the operation of the Shopping Center as I shall from time to time be promulgated by Landlord or made applicable to the Shopping Center. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Notice of such rules and regulations and amendments and supplements, if any, shall be given to Tenant and Tenant agrees thereupon to comply with and observe all such rules and regulations and amendments thereto and supplements thereof provided the same shall apply uniformly to all tenants of the Shopping Center.

ARTICLE 8
MAINTENANCE AND REPAIR OF PREMISES
ALTERATIONS AND LANDLORD'S RIGHT OF ACCESS

         Landlord shall keep the foundation and the exterior walls of the Premises (except plate glass doors, door closures, door frames, storefronts, windows and window frames located in exterior building walls) in good repair, except that Landlord shall not be required to make any repairs occasioned by any intentional wrongdoing or negligence of Tenant, its employees, agents, contractors, guests, invitees, customers, assignees or sublessees or any damage caused by or as a result of tenant's occupancy of the Premises, or any damage caused by break-in, burglary or other similar acts in or to the Premises. In the event that the Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give prompt written notice thereof to Landlord; and Landlord shall not be responsible in any way for failure to make such repairs until a reasonable time shall have elapsed after receipt by Landlord or such written notice.

         Tenant shall, at its sole cost and expense, keep the Premises in a safe, sightly and serviceable condition and free from any infestation by insects, rodents or other pests, and, except as provided in Section 8.1, 13.1,
13.2 and 14.5 hereof, make all needed maintenance, repairs and replacements for the property operation of Tenant's business within the Premises, including, but not limited to, all maintenance, repairs and replacements to: (a) the heating, ventilating and air conditioning systems serving the Premises; (b) the exterior and interior portion of all doors, windows, window frames, plate glass, door closures, door frames and storefronts; (c) all plumbing and sewage facilities within the Premises, including without limiting the generality of the foregoing, free flow up to the connection to the main sewer line (d) all fixtures within the Premises, (e) all electrical systems serving the Premises (whether or not located within the premises); (f) all sprinkler systems serving the Premises;
(g) all interior walls, floors and ceilings; (h) any of Tenant's Work; (i) all repairs, replacements. or alterations required by any governmental authority; and (j) all necessary repairs and replacements of Tenant's trade fixtures required for the proper conduct and operation of Tenant's business. If at any time and from time to time during the Term and any extensions and renewals thereof, Tenant shall fail to do any maintenance or to make any repairs or replacements in and to the Premises as required in this I-ease, Landlord shall have the right, but not the obligation,.to enter the Premises and to make such maintenance, repairs or replacements for and on behalf of Tenant and all sums expended by Landlord for such maintenance, repairs and replacements shall be deemed to be additional rent hereunder and shall be payable to Landlord upon demand. At the termination of this Lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and loss by fire or other casualty, alone excepted. Tenant shall keep in force a standard maintenance agreement on all heating, ventilating and air conditioning systems serving the Premises with a reputable heating and air conditioning service organization which shall be subject to Landlord's approval and shall provide a copy of said maintenance agreement to Landlord for its approval.

         Tenant shall not make any alterations or replacements to the Premises or any repairs required of Landlord under Section 8.1 of this Lease without the prior written consent of Landlord, except for Tenant's Work and the installation of unattached moveable fixtures which may be installed without drilling, cutting or otherwise damaging the Premises. All alterations, additions and improvements made in and to the Premises and all floor covering that is cemented or adhesively fixed to the floor and all fixtures, other than trade fixtures, that are installed in the Premises shall remain in and be surrendered with the Premises and shall become the property of Landlord at the expiration or sooner termination of this Lease. So long as Tenant is not in default hereunder, Tenant shall have the right to remove its trade fixtures from the Premises, provided that Tenant shall repair and restore any damage to the Premises caused or occasioned by such removal.

         All Tenant's work and repairs, alterations and improvements done by Tenant within or to the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the Shopping Center. Whenever Tenant proposes to do any construction work within the Premises, Tenant shall first furnish to Landlord plans and specifications covering such work in such detail as Landlord may reasonably request. Such plans and specifications shall comply with such requirements as Landlord may from time to time prescribe for construction within the Shopping Center. In no event shall any construction work be commenced within the Premises without Landlord's prior written approval of such plans and specifications.

         Landlord or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of the Premises t all reasonable hours (or, in any emergency, at any hour) to (a) inspect same or clean or make repairs, or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), (b) display in the doors and/or windows of the Premises "For Rent" signs during the last six
(6) months of the Lease Term, and (c) show the Premises to prospective tenants, purchasers, or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

         Tenant shall not suffer or permit any materialmen's, mechanic's, artisan's or other liens to be placed or exist against the land or building of which the Premises are a part, or Tenant's interest in the Premises by reason of work, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under the Tenant, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any improvements, alterations or repairs of or to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or le furnishing of any materials that would give rise to the filing of a materialmen's, mechanic's or other lien against the Premises or the Shopping Center. If any such lien should, at any time, be filed, Tenant shall cause the same to be discharged of record within fifteen (15) days after the date of filing the same. If Tenant shall fail to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of' such lien by a deposit in court or by posting a bond. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien not caused by Landlord, and all reasonable expenses of Landlord in defending any such action or in procuring the discharge of' such lien, shall be deemed additional rent hereunder and shall be repaid by Tenant to Landlord on demand.

         Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused Tenant or Tenant's assigns, sublessees, customers, invitees, employees, licensees or concessionaires in the Premises on account of Landlord's performance of any repair, maintenance or replacement in the Premises or any other work therein pursuant to Landlord's rights or obligations under this Lease so long as such work is being conducted by Landlord in accordance with. the terms of this Lease and without gross negligence or gross disregard for Tenant's business operations.

                                    ARTICLE 9
                           SIGNS, STOREFRONTS AND ROOF

         Tenant shall not, without the prior written consent of Landlord: (a) paint, decorate or make any changes to the storefront of the Premises; (b) install any exterior lighting, awning, or protrusions or any exterior signs, advertising matter, decoration or painting; (c) install any drapes, blinds, shades or other coverings on exterior windows and doors; (d) affix any window or door lettering, sign decoration or advertising matter to any window or. door glass; or (e) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type that can be viewed from the exterior of the Premises. Tenant shall, if requested by Landlord, install at Tenant's expense, an exterior sign or signs approved by Landlord conforming to the general appearance of other signs in the Shopping Center. Tenant shall at all times keep all signs in good condition, in proper operating order and in accordance with all applicable government regulations. Use of the roof of the Premises is reserved to Landlord and Landlord may install upon the roof equipment, signs, antenna, displays and other objects and may construct additional stores above the Premises, provided any such use does no unreasonably interfere with Tenant's occupancy of the Premises. If Landlord should undertake any remodeling or renovation of the Shopping Center that requires modification of Tenant's signs, then Tenant shall, if required by Landlord, conform to the standard Sign Criteria used for such remodeling or renovation.

ARTICLE 10
UTILITIES

         Tenant shall promptly pay all charges for electricity, water, sewer, telephone, gas (where applicable) furnished to the Premises, and 'Landlord may, if it so elects, furnish one or more of such services to Tenant, and, in such event, Tenant shall purchase such services as are tendered by Landlord and shall pay for such services at the rates established therefor by Landlord, provided that such rates shall not exceed the rates that would be charged for the same service if furnished directly by the applicable public utility then furnishing such service. If at any time during the Term, or any extension or renewal thereof, Tenant shall fail to pay promptly any of the foregoing charges, Landlord shall have the right, but not the obligation, to pay such charge or charges for and on behalf of Tenant and such amounts so paid shall be deemed to be additional rent hereunder and shall be payable by Tenant to Landlord upon demand.

         Landlord shall not be liable in the event of any interruption in the supply of utilities, including without limitation, any heating and air conditioning if provided. Tenant agrees that it Will not install any equipment that will exceed or overload the capacity of any utility facilities serving the Premises and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

         Landlord shall not be liable in the event of any interruption in the supply of utilities, including without limitation, any heating and air conditioning if provided. Tenant agrees that it will not install any equipment that will exceed or overload the capacity of any utility facilities serving the Premises and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

ARTICLE 11
INDEMITY AND NON-LIABILITY

         Tenant does hereby agree to defend, indemnify and hold Landlord harmless from and against any and all liability for any injury to or death of any person or persons or any damage to property in any way arising out of or connected with the condition, use or occupancy of the Premises, or in any way arising out of any activities on the Premises, Common Areas or other portions of the Shopping Center, of the Tenant, its assigns or sublessees or of the respective agents, employees, licensees, contractors, concessionaires or invitees of Tenant, its assigns, or sublessees and from all costs, expenses and liabilities, including, but not limited to, court costs and reasonable attomey's fees, at both the trial and appellate levels, incurred by Landlord in connection therewith, excepting however, liability caused by Landlord's willful misconduct or gross negligence.

         Tenant covenants and agrees that Landlord shall not be liable to Tenant for any injury to or death of any person or persons or from damage to any property of Tenant, or any person claiming through Tenant, arising out of any accident or occurrence on the Premises or other portions of the Shopping Center, including, without limiting the generality of the foregoing, injury, death or damage caused by the Premises or other portions of the, Shopping Center becoming out of repair or caused by any defect in or failure of equipment, pipes or wiring, or caused by broken glass, or caused by the backing up of drains, or caused by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Premises, or caused by fire or smoke, or caused by the acts or omissions of other tenants of the Shopping Center.

         Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise, equipment, fixtures or other personal property or to Tenant's business; and Landlord shall not be responsible for any defect, latent or otherwise, in any building in the Shopping Center or any of the equipment, machinery, utilities, appliances or apparatus therein.

ARTICLE 12
PUBLIC LIABILITY INSURANCE

         12.1 Tenant shall, at its sole cost and expense, procure and maintain throughout the Term of this Lease, a policy or policies of insurance, insuring Tenant, Landlord and any other persons designated by Landlord against any and all liability for injury to or death of a person of persons and for damage to property occasioned by or arising out of the condition of the Premises, the use or occupancy of the Premises or any construction work being done on the Premises by Tenant, or if applicable, boiler explosion. The limits of such policy shall be in an amount not less than the Liability Insurance Limits as stated in
Article I, Section 1.20 of this Lease and shall be written by an insurance company or companies reasonably satisfactory to Landlord. Such policies shall not be noncancelable except after thirty (30) days' written notice to Landlord and designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the Rent Commencement Date and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms.

ARTICLE 13
DAMAGE BY CASUALTY

         13.1 Tenant shall give immediate written notice to Landlord of any damage to the Premises caused by fire or other casualty, and if Landlord does not elect to terminate this Lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises. Notwithstanding the foregoing, in the event that: (a) the insurance proceeds payable in connection with such damage and destruction shall be insufficient to make such restoration, (b) the, building in which the Premises are located shall be destroyed or substantially damaged by casualty not covered by standard fire or extended coverage insurance; (c) said building shall be destroyed or rendered untenantable by any casualty to the extent of at least fifty percent (50%) of the Gross Rentable Area of said building; (d) Landlord shall not have actual and unconditional receipt of the iusurance proceeds payable in connection with such damage and destruction, (e) the holder of any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which encumbers Landlord's interest hereunder or in the Premises shall require that such proceeds shall be applied against any debt owed to such holder, or (f) there shall be less than two (2) years remaining in the Term, or any extension or renewal thereof, then, in any of such events, Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Premises. Landlord shall give written notice to Tenant of such election within one hundred and twenty (120) days after the occurrence of said casualty.

         13.2 Landlord's obligation to rebuild and repair the Premises shall in any event be limited to restoring Landlord's Work to substantially the condition in which the same existed prior to the casualty, and Tenant agrees that promptly after the completion of such work by Landlord, Tenant will proceed with reasonable diligence and at its sole cost and expense to restore Tenant's Work to substantially the same condition in which the same existed prior to the casualty.

         13.3 Tenant agrees that during any period of reconstruction or repair of the Premises, it will continue the operation of its business within the Premises to the extent practicable. During the period from the occurrence of, a casualty until Landlord's repair's are completed, the Minimum Guaranteed Rent (but not percentage rent) shall be reduced and abated in proportion to the amount of Gross Rentable Area of the Premises that is rendered untenantable as a result of such casualty; provided, however, that if such damage or destruction is caused by the intentional or negligent act; or omissions of Tenant, its assignees, sublessees, servants, agents, employees, invitees, licensees, or concessionaires, or the servants, agents, employees, invitees, licensees, contractors or concessionaires of Tenant's assignees or sublessees, then, and in that event, the Minimum Guaranteed Rent shall not abate. Tenant shall not be entitled to and hereby waives, releases, and relinquishes any and all claims against Landlord for any compensation or damage for loss of use of all or any part of the Premises for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration of the Premises.

         13.4 Tenant agrees at all times at its expense to keep its merchandise, fixtures, Tenant's Work and its other property situated within the Premises insured against fire, with extended coverage, to the extent of at least eighty percent (80%) of the full insurable value thereof. Such insurance shall be caried with companies reasonably satisfactory to Landlord. Such insurance shall be noncancelable except after thirty (30) days' written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the Rent Commencement Date and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. The proceeds of such insurance shall be payable to Landlord and Tenant, jointly, for use by Tenant only, except with the consent of Landlord, for the repair or replacement of merchandise, fixtures, Tenant's Work, or other property that was situated within the Premises.

         13.5 All fire and extended coverage insurance carried by Landlord or Tenant covering losses arising out of destruction of or damage to the Premises, or its contents or to other portions of the Shopping Center shall, to the extent reasonably obtainable, provide for waiver of subrogation against Landlord, Tenant and other tenants in the Shopping Center, on the part of the insurance carrier. Evidence of the existence of such waiver will be furnished by either party to the other party on request.

         13.6 In the event that fifty percent (50%) or more of the Gross Rentable Area of the Shopping Center shall be destroyed or substantially damaged by any casualty, notwithstanding that the Premises may be unaffected by such casualty, Landlord may terminate this Lease by giving to Tenant thirty (30) days' prior, written notice of Landlord's election to do so, which notice shall be given, if at all, within one hundred and twenty (120) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination.

ARTICLE 14
EMINENT DOMAIN

         14.1 If more than ten percent (10%) of the Gross, Rentable Area of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulations, or by right of eminent domain, or by private purchase under threat thereof, this Lease shall terminate upon the election of either party effective on the date possession of a portion of the Premises is taken by the condemning authority.

         14.2 If less than ten percent (10%) of the Gross Rentable Area of the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat. thereof, this Lease shall not terminate, or if more than ten percent (10%) of the Gross Rentable Area of the Premise is so taken and this Lease. is not terminated in accordance with Section 14.1, then, in either of such events, the Minimum Guaranteed Rent (but not percentage rent) payable hereunder during the unexpired portion of the Term shall be reduced by the percentage which the area taken bears to the area of the Premises prior to the date possession of such portion of the Premises is taken by the condemning authority.

         14.3 If any portion of the Common Areas should be taken for any public or quasi public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat thereof, this Lease shall not terminate, nor shall the rent payable hereunder be. reduced, nor shall Tenant be entitled to any part of the award made for such taking, except that either Landlord or Tenant may terminate this Lease if the area of the Common Areas remaining following such taking, plus any additional parking area provided within a reasonable time by Landlord in reasonable proximity to the Shopping Center, shall be less than seventy percent (70%) of the original area of the Common Areas.

         14.4 Any election to terminate this Lease following condemnation shall be evidence by written notice of termination delivered to' the other party within thirty (30) days after the date on which both Landlord and Tenant are notified of such taking or such sale, and, in the event that neither Landlord nor Tenant shall so exercise such election to terminate this Lease, then this Lease shall continue in full force and effect.

         14.5 If this Lease is not terminated following any condemnation, Landlord shall make all necessary repairs or alterations within the scope of Landlord's Work necessary to make the Premises an architectural whole, and Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with diligence and at its sole cost and expense to make all necessary repairs or alterations within the scope of Tenant's Work necessary to make the Premises an architectural whole.

         14.6 All compensation awarded for any taking or the proceeds of private sale under threat thereof, whether for the whole or a part of the Premises, shall be the property of Landlord, whether such award is compensation for damages to Landlord's or Tenant's interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and personal property within the Premises if a separate award for such items is made to Tenant.

ARTICLE 15
ASSIGNMENTAND SUBLETTING

         1.Tenant shall not assign or transfer all or any portion of its interest in this Lease or in the Premises, or sublet all or any portion of the. Premises, without the prior written consent of Landlord. Any assignment or sublease without Landlord's prior written consent shall be voidable and, at Landlord's election, shall constitute a default of Tenant hereunder. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights with respect to any subsequent assignment or subletting. If Tenant is a partnership, a change (voluntary, involuntary or by operation of law), in a single transaction or cumulatively, as a result of one or more. transactions, in the ownership of twenty percent (20%) or more of. the partnership, or the dissolution or liquidation of the partnership, shall be deemed an assignment of this Lease. If Tenant consists of more than one person, any purported assignment (voluntary or by operation of law) from any of such persons to any other person or entity shall be deemed an assignment of this Lease. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer (voluntary, involuntary or by operation of law), in a single transaction or cumulatively, as a result of one or more transactions, in the ownership of the controlling percentage of capital stock of Tenant, or the sale of fifty-one percent (51%) of' the value of the assets of Tenant, shall be deemed an assignment of this Lease. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. The foregoing provision shall not apply to corporations, the stock of which is regularly. traded through an exchange or over the counter. The term "sublet" shall be deemed to include the granting of licenses, concessions, and any other rights of occupancy of any portion of the Premises, excepting only customary leased department arrangements under which such leased department is not operated under a separate name and is held out to the public as an integral part of the Premises. The gross sales of each such leased department shall be deemed a part of Tenant's Gross Sales for the purposes of determining percentage rent payable by Tenant to Landlord.

         2.The term "Landlord" as used in this Lease means only the owner or entity from time to time owning the building containing the Premises, so that in the event of any sale or sales thereof, the Landlord who is a grantor in any such sale shall be and hereby is, without further' agreement, entirely freed and relieved of all the obligations of Landlord hereunder. Any such sale or sales of' the Premises, unless pursuant to a foreclosure sale or deed in lieu of such foreclosure, shall be subject to this Lease and it shall be deemed and construed without further agreement that the purchaser at any such sale has assumed and agreed to carry out any and all obligations of Landlord under this Lease so long as such purchaser shall be the owner of the building containing the Premises.

         3.Tenant shall not mortgage, pledge or otherwise encumber its interest under this Lease. Tenant has only a usufruct, not subject to levy, sale or other transfer, either voluntary or by operation of 'law, except in accordance with this Article.

         4.In no case may Tenant assign any options granted to Tenant hereunder, all such options being deemed personal to Tenant and exercisable by Tenant only.

ARTICLE 16
TAXES

         16.1 Tenant shall be liable for and shall pay all taxes levied against personal property, fixtures, and Tenant's Work in the Premises; if such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of any such items and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

         16.2 Tenant agrees to pay as additional rent, its share of the general real estate taxes, assessments, and governmental charges levied against the Shopping Center for each calendar year beginning with the Rent Commencement Date and during the Lease Term and any renewals or extensions thereof. Said taxes, assessments, and governmental charges shall be appropriately prorated during the first and last years of the Lease Term if such years are less than full calendar years. The proportionate share to be paid by Tenant shall be that percentage of said general real estate taxes, assessments, and governmental charges that the Gross Rentable Area of the Premises bears to the Gross Rentable Area of the Shopping Center. Landlord may at its option make monthly or other periodic charges based upon the estimated annual taxes, payable in advance but subject to adjustment after receipt of the tax statement by Landlord.

         16.3 Tenant agrees to pay as additional rent any rent tax or other tax imposed upon rent payments or imposed upon Landlord based upon rent payments by Tenant to Landlord; however, Tenant shall not be required to pay any income tax of Landlord.

ARTICLE 17
EVENTS OF DEFAULT

         Each of the following events shall be an Event of Default by Tenant under this Lease;

         17.1 Failure of Tenant to pay when due any rent, charges or other monetary obligations payable by Tenant hereunder or under any other Lease now or hereafter executed by Tenant in connection with space in the Shopping Center;

         17.2 Failure of Tenant to comply with or observe any other term, covenant, or provision of this Lease or of any other Lease now or hereafter executed by Tenant in connection with space in the Shopping Center, which failure shall continue uncured for ten (10) days or longer after Landlord shall have given written notice thereof to Tenant, or if said failure cannot with due diligence be cured within ten (10) days, if Tenant shall fail to begin to cure said failure within said ten (10) days or shall fail to pursue diligently the curing of said failure to completion within a reasonable time after the giving of said notice of default, which time shall not exceed thirty (30) days;

         17.3 Any representation or warranty made by Tenant in this Lease shall be untrue in any material respect;

         17.4 The making of an assignment for the benefit of creditors by Tenant or any Guarantor of Tenant's obligations hereunder;

         17.5 The filing by Tenant or any Guarantor of Tenant's obligations hereunder of any petition under any section or chapter of the Federal Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; the filing against Tenant or any Guarantor of Tenant's obligations hereunder under any section or chapter of the Federal Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof if said petition is not dismissed within thirty (30) days after filing or if Tenant consents to or fails to object to said filing; or the adjudication as bankrupt or insolvent of Tenant or any Guarantor or Tenant's obligations hereunder in any proceedings filed thereunder;

         17.6 The appointment of a receiver or trustee for all or substantially all of the assets of Tenant's obligations hereunder if said appointment is not terminated within thirty (30) days after the date of appointment;

         17.7 The desertion or abandonment of all or any portion of the Premises by Tenant; or

         17.8 The levying of any writ of execution, attachment or garnishment against any interest of Tenant in this Lease, the Premises or any property located on the Premises if said levy remains in effect for thirty (30) days or more.

ARTICLE 18
REMEDIES ON DEFAULT

         Upon the occurrence of an Event of Default by Tenant under this Lease, then without any notice or demand whatsoever being required, Landlord shall have the right, but not any duty, to exercise, on a cumulative basis, any or all of the following remedies:

         18.1 Landlord may continue this Lease in fall force and effect, and proceed to collect all rent when due;

         18.2 Landlord may continue this Lease in fun force and effect and may enter the Premises and relate all or any part of them to other parties for Tenant's account. Tenant shall be liable to pay on. demand to Landlord all costs Landlord incurs in entering the Premises and reletting them, including without limitation, broker's commissions, expenses of repairs and remodeling, attorney's fees and all other actual costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. During the term of any reletting, Tenant shall pay to Landlord the rent due under this Lease on the dates due, less any net rents Landlord receives from any reletting.

         18.3 Landlord may, without any notice or demand whatsoever, terminate Tenant's rights under this Lease at any time, on termination, Landlord shall have the right to recover from Tenant all costs, expenses, losses and damages caused by said default and termination including but not limited to:

         18.3.1 An amount equal to all unpaid rent that had accrued at the time of termination of this Lease; plus

         18.3.2 An amount equal to (a) the p resent value of all rent (assuming that the Minimum Guaranteed Rent and the amount of the percentage rent and the Common Area Maintenance costs payable hereunder for the future will be the same as for the most recent Lease Year) that would have accrued under this Lease had this Lease not been terminated, for the period of time between (i) the date of calculation of rent under subsection 18.3.2, and (ii) the date the Term would have ended if this Lease had not been prematurely terminated; less (b) the present value of rent at that time actually collected for comparable leases of comparable space in the trade area in which the Shopping Center is located; plus

         18.3.3 An amount equal to (a) alt actual costs and expenses, including but not limited to attorney's fees, that have at that time been incurred by Landlord, plus (b) the present value of all actual costs and expenses, including but not limited to attorney's fees at both the trial and appellate levels that with reasonable certainty are likely to have to be incurred thereafter by Landlord that are reasonably necessary to compensate Landlord for all economic losses proximately caused by Tenant's default.

         In computing the present value of amounts for purposes of this subsection 18.3, a capitalization rate of eight percent (8%) per annum shall be used.

         18.4 Without any showing of need or the presence of any statutory or common law grounds, all of which are hereby expressly waived, Landlord may have a receiver appointed to take possession of the Premises and relet in accordance with subsection 18.2.

         18.5 Landlord may cure any default as Tenant's cost. If Landlord, at any time, by reason of Tenant's default, pays any sum to cure any default, the sum so paid by Landlord shall be immediately due from Tenant to Landlord on demand, and shall bear interest at the rate of eighteen percent (18%) per annum from the date paid by Landlord until Landlord shall have been reimbursed by Tenant. Said sum, together with interest thereon, shall be additional rent.

         18.6 Landlord may apply all or part of the Security Deposit to pay any sums owed by Tenant to Landlord.

         18.7 Landlord may exercise any or all other rights or remedies available at law or equity, including, without limitation, the right to restraining orders, injunctions and decrees of specific performance. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the covenants and provisions herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default by Tenant shall not be deemed or construed to constitute a waiver of such Event of Default. The failure of Landlord to insist upon strict performance of any of the terms, conditions and covenants contained in this Lease shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing. Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by Landlord against the Tenant on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant created hereby, the Tenant's use or occupancy of the Premises and/or any claim for injury or damage. In the event Landlord commences any action or proceeding for nonpayment of any rent or other charges due hereunder, Tenant agrees not to interpose any noncompulsory counterclaim of any nature or description in any such action or proceeding.

ARTICLE 19
ATTORNEY'S FEES

         19.1 If it shall become necessary for either Landlord or Tenant to employ counsel to enforce any term, covenant or provision of this Lease, or to defend any action brought by the other party in connection with this Lease or otherwise, or to recover possession of the leased premises, then, in any such event, the non-prevailing party in such action agrees to pay any reasonable attorney's fees and expenses incurred by the prevailing party.

ARTICLE 20
SECURITY INTEREST

         5.5 In addition to the statutory landlord's lien, Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest (to secure payment of all rents and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or losses that Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein,) upon all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant presently or that may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrangements in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreement and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the said property and the proceeds thereof, under the provisions of the Uniform Commercial Code in force in the State in which the Premises are located. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

ARTICLE 21
WAIVER OF SUBROGATION

         21.1 Each party to this Lease (the "Waiving Party") hereby waives any cause of action it might have against the other party hereto (the "Beneficiary") on account of any loss or damage to the extent that said loss or damage is covered by any insurance policy that names the Beneficiary as a party insured, except to the extent of the applicable deductible on said policy. Landlord and Tenant agree that they will request their insurance carriers to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

ARTICLE 22
HOLDING OVER

         22.1 If Tenant remains in possession of the Premises after the termination of this Lease and without the execution of a new Lease, Tenant shall be deemed to be occupying the Premises as a tenant at sufferance at a rent equal to the rent (including any percentage rent) herein provided plus fifty percent (50%) of such amount and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a tenant at sufferance and in no event shall there by any renewal of this Lease by operation of law.

ARTICLE 23
SUBORDINATION

         23.1 This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first priority mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof that may now or hereafter affect Landlord's fee title to the Premises or Landlord's interest hereunder; and to any modifications, renewals, consolidations, extension, or replacements of any of the foregoing. This clause shall be self-operative and no further instrument of subordination shall be required by Tenant. In confirmation of such subordination, Tenant shall, upon demand at any time or times, execute, seal and deliver to Landlord, without expense to Landlord, any and all instruments in recordable form that may be requested by Landlord to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure. debt, deed of trust or other instrument in the nature thereof, and each renewal, modification, consolidation, replacement, and extension thereof, and if Tenant shall fail at any time to execute, seat and deliver and by such instrument, in addition to any other remedies available to it in consequence thereof, Landlord may execute, seal and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes and appoints Landlord, its successors and assigns, as such attorney in fact for that purpose. In addition, upon Landlord's request, Tenant shall at any time or times, execute, seal and deliver to Landlord without expense to Landlord, any and all instruments that Landlord deems necessary or appropriate to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof, and each renewal, modification, consolidation, replacement and extension thereof, and, if Tenant shall fail at any time to execute, seal and deliver such instrument, in addition to other remedies available to it in consequence thereof, Landlord may execute, seal and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes and appoints Landlord, its successors and assigns, as such attorney in fact for that purpose.

         23.2 If the holder of any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof shall hereafter succeed to the right of Landlord under this Lease, whether through possession, foreclosure, deed-in-lieu of foreclosure, or delivery of a new Lease or otherwise, at the option of such holder, Tenant shall attorney to and recognize such successor as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon attornment provided for in this Section 23.2, this Lease shall continue in full force and effect as a direct Lease between such successor landlord and Tenant, subject to all the terms, covenants and conditions of this Lease; provided, however, that such holder, as successor landlord, shall not be liable for returning to Tenant, nor crediting against any rent due hereunder, any, advance rents previously paid by Tenant to Landlord or the Security Deposit unless such holder has acknowledged the receipt of such advance rents or the Security Deposit.

ARTICLE 24
MERCHANTS ASSOCIATION







ARTICLE 25
NOTICES

         25.1 Any notice, request, demand, instructions or other communication (a "Notice") to be given to any party with respect to this Lease may be given either by the party or its counsel and shall be deemed to have been properly delivered when sent by certified mail, return receipt requested, or by reputable courier service. If sent by certified mail, a Notice shall be deemed to have been given when properly deposited with the United States Postal Service with the proper address and postage paid therewith, and shall be deemed to have been received on the third business day following the date of such deposit, whether or not actually received by the addressee. If sent by courier service, a Notice shall be deemed to have been given when delivered to such courier service with the proper address and delivery charges either prepaid or properly charged to an account in good standing and shall be deemed to have been received when actually delivered to said addressee by said courier service. The addressees to which Notices shall be sent are the mailing address set forth in Sections 1.15 and
1.16 of this Lease. In addition, copies of each Notice sent to Landlord shall also be sent simultaneously to:

 _________________________________  Copy to: First Management Services
 _________________________________           333 Union Street, Ste. 400
 _________________________________           Nashville, TN 37201

         Each party shall have the right to change the address to which notices are to be sent pursuant to this Section by giving to the other party written notice of such change of address in accordance with the provisions of this Section.

ARTICLE 26
MISCELLANEOUS

         26.1 Tenant agrees that upon the request of either Landlord or the holder of any first priority mortgage, deed to secure debt, deed of trust, or other security instrument in the nature thereof encumbering Landlord's interest hereunder or in the Premises, Tenant shall send to such holder copies of all notices sent to Landlord, such copies to be forwarded to such older as and when such notices are sent to landlord and at the mailing address from time to time provided to Tenant by either Landlord or such holder. In addition, Tenant agrees that it may not exercise any of its remedies on account of a default by Landlord under this Lease unless and until such holder shall have received written notice of such default from Tenant and a period of thirty (30) days after receipt of such notice for during such default shall thereafter have elapsed.

         26.2 The captions and the table of contents used in the Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof. Whenever the singular number is used the same shall include the plural, and words of any gender shall include each other gender.

         26.3 One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waiver or render unnecessary consent to or approval of any subsequent similar act.

         26.4 Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed on the part of the Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Premises.

         26.5 This Lease contains the entire agreement between the parties and no agreement; representation or inducement shall be effective to change, modify or terminate this Lease in whole or in part unless in writing and signed by the parties.

         26.6 Tenant warrants that it has had no dealings with any broker other than the Broker in connection with the negotiations or execution of this Lease, and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all cost, expense or liability for commission or other compensation or charges claimed by any broker or agent other than said Broker acting for Tenant with respect to this Lease.

         26.7 At any time and from time to time, Tenant, on or before the date specified in a request made by Landlord, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge and deliver to Landlord a certificate evidencing whether or not:

         (a) This Lease is in full force and effect;

         (b) This Lease has been amended in any way;

         (c) There are any existing defaults on the part of either Landlord or Tenant hereunder to the knowledge of Tenant and specifying the nature of such default, if any;

         (d) The date to which rent, including percentage rent, if any, has been paid; and

         (e) Any other facts or matters pertaining to the Lease, within the knowledge of Tenant, and requested by Landlord.

         (f) Current financial status of Tenant or Guarantor.

         Each certificate delivered pursuant to this Section may be relied on by any prospective purchaser or transferee of the Shopping Center or of Landlord's interest hereunder or by any assignee of any such mortgage.

         26.8 The terms, provisions, and covenants in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, assigns, successors in interest and legal represntatives except as otherwise herein expressly provided.

         26.9 Time is of the essence with respect to each and every provision in this Lease.

         26.10 The laws of the state in which the Premises are located shall govern the interpretation, validity, performance, and enforcement of this Lease.

         26.11 Tenant shall, on or before the last day of the Term hereof, or on the sooner termination hereof, peaceably and quietly leave, surrender and yield up unto Landlord the Premises, together with all alterations, additions, improvements, fixtures and equipment, including air conditioning equipment but excluding trade fixtures and other personal property of Tenant, any lessee, sublessee, or licensee or concessionaire of Tenant, or any other occupant of the Premises. Such alterations, additions, improvements, fixtures and equipment shall be in good order and repair, ordinary wear and tear, obsolescence, damage by fire or other casualty, acts of God, condemnation, civil riot and commotion excepted. All such trade fixtures and other personal property, shall be removed by Tenant on or before the last day of the Term hereof, and all such property not so removed shall be deemed abandoned by Tenant and conveyed to Landlord unless Landlord shall give notice to Tenant to remove all or any part thereof, in which event Tenant shall promptly at its expense remove same, or Landlord may do so at Tenant's expense.

         26.12 If any term, covenant, or condition of this Lease or application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall be unaffected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law;

         26.13 Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between, the parties hereto other than the relationship of landlord and tenant.

         26.14 Landlord and Tenant hereby agree that they will keep the terms and provisions of this Lease confidential and will not disclose the same to any party except as reasonably necessary in the ordinary course of their respective businesses. Neither Landlord nor Tenant shall attempt' to record this Lease in any public real estate records.

         26.15 If any payment owed by Tenant to Landlord under this Lease is not received by Landlord within five (5) days after the due date thereof, without in any way implying Landlord's consent to such late payment, Tenant agrees to pay, in addition to all other payments due under this Lease, a late payment charge equal to five percent (5%) of the amount of the payment that is past due. Tenant acknowledges that said late payment charge shall constitute liquidated damages for the purpose of reimbursing Landlord for the additional administrative costs and expenses that Landlord presently expects to incur in connection with the special handling and processing of late payments. Landlord and Tenant expressly covenant and agree that in the event of any such late payment by Tenant, the damages resulting therefrom to Landlord will be difficult, if not impossible, to determine and the late payment charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages and shall not be deemed to be a penalty or to constitute interest. Notwithstanding the foregoing, no late payment charge shall apply to any sums that may 'have been advanced by Landlord to or for the benefit of Tenant pursuant to this Lease. All sums owed by Tenant to Landlord pursuant to this Lease shall constitute rent. All rent due hereunder shall bear interest from the due date until paid in full at a rate equal to the lesser of (a) the prime interest rate in effect from day to day at NationsBank, Atlanta, Georgia plus three and one-half percentage points; or (b) the maximum legal rate allowed by law. If more than the maximum legal rate of interest should ever be collected with regard to any sum due hereunder, said excess amounts shall be credited against future payments of rent thereafter first accruing hereunder. If no further rent accrues hereunder, said excess sums shall be promptly refunded by Landlord to Tenant upon written demand by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check of any letter accompanying any check or payment be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or to pursue any other remedy.

         26.16 When a period of time is herein prescribed for any action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, laws, regulations or restriction or any other causes of any kind whatsoever that are beyond the control of Landlord.

         26.17 If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its, guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

         26.18 All exhibits, attachments, riders and addenda referred to in this Lease are incorporated into this Lease and made a part hereof for all intents and purposes.

         26.19 If Tenant is other than a natural person, Tenant shall deliver to Landlord such legal documentation as Landlord may request to evidence the authority of those signing this Lease to bind the Tenant.

         26.20 Each covenant of Landlord and Tenant under this Lease is independent of each other covenant under this Lease, and no default by either party in performance of any covenant shall excuse the other party from the performance of any other covenant.

         26.21 Any claim, demand or cause of action which may arise on behalf of Tenant against Landlord under this Lease or otherwise relating to the Premises or the Shopping Center shall be enforceable only against Landlord's right, title and interest in the Shopping Center, and no other property of Landlord, any successor or assign of Landlord, any partner of Landlord, or any partner of any successor or assign of Landlord, shall be subject to such claim, demand or cause of action.

         26.22 To the extent that the Special Stipulations set forth in Exhibit "D" attached hereto and made a part thereof conflict with any of the printed provisions of this Lease, such Special Stipulations shall control.

         26.23 Relocation Clause: If Landlord determines to utilize the leased premises for other purposes during the term of this lease, Tenant agrees to relocate to other space in the property designated by Landlord, provided such other space is of equal or larger size than the leased premises. Landlord shall pay all out-of-pocket expense of such relocation, including the expense of moving and reconstruction of all Tenant furnished and Landlord furnished improvements. In the event of such relocation, this lease shall continue in fall force and effect without any change in the terms or conditions of this lease, but with the new location substituted for the old location set forth in Section
1.2 of the lease.

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed under seal as of the day and year first above written.





LANDLORD:

BUTTONWOOD INVESTMENTS, INC.
a Texas Corporation

By: William J. Preston, President

By: _______________________________



TENANT:





By:  ______________________________
       Elie Rabi
       Accurate Business Forms, Inc.


Witness: ___________________________
             Patricia Carmichael

EXHIBIT "A"

LEGAL DESCRIPTION

Land in the Twenty Fifth Civil District of Wilson County, Tennessee and being shown on a boundary survey of a Portion of Clearview Plaza of record in Plat Book 11, page 45, R.O.W.C., Tn. and being described According to a survey by J. Bruce Rainey, Surveyor, #823 dated June 3, 1987 and known as job No. 87-375 more particularly described as follows:

Beginning at an iron pin set on the northerly margin of Mount Juliet Road, State Route 171, said point of beginning being the Southwest comer of the herein described tract and also being the Southeast corner of the First Federal Savings and Loan property of record in Deed Book 238, page 444, Register's Office, Wilson County, Tennessee, said point of beginning also being 391.16' Southeasterly from a concrete monument at the intersection of the said Mt. Juliet Road and the Old Lebanon & Nashville Road; thence leaving the margin of Mt. Juliet Road and with easterly line of said First Federal Savings & Loan property N49'34'30"E 330. 10' to an iron pin set, said iron pin being 521.94' easterly from the said concrete monument at the intersection of said Mt. Juliet Road and the Old Lebanon & Nashville Road; thence with the southerly margin of Old Lebanon & Nashville Road and leaving the First Federal Savings & Loan property S81'56'14"E 593.64' to an iron pin; thence with a turnout curve to the right having a radius of 103.76' and a long chord of 144.00', said chord having a bearing of S37'59'45"E a distance along the curve of 159.15' to an iron pin on the westerly margin of the Old Mount Juliet Road (also known as Cedar Drive); thence with the westerly margin of Cedar Drive S05'56'46"W 835.64' to an iron pin; thence continuing with said Cedar Drive S08'35'50"W 159.00' to and iron pin; thence S72'49'34"W 61.59' to, an iron pin set on the easterly margin of the said Mount Juliet Road (State Route 171); thence with the easterly or northeasterly margin of Mount Juliet Road and a curve to the left having a radius of 1482.40' and a long chord of 582.32', said chord having a bearing of N31'25'03"W a distance along the curve of 586.13' to an iron pin; thence continuing with the margin of said State Route 171 N42,44,41"W 157.68 to a railroad spike; thence leaving the margin of said Mt. Juliet Road (State Route
171) and with the line of the Lebanon Bank property of record in Deed Book 257, page 236, R.O.W.C., Tn. N47'15'19"E 180.00' to a railroad spike; thence continuing with the said Lebanon Bank property N42'44'41 "W 160.00' to a railroad spike; thence continuing with the same S47'15'19"W 180.00' to an iron pin set on the northeasterly margin of the said Mount Juliet Road (State Route
17t); thence with the margin of said road N42'44'41"W 352.66' to the point of beginning, containing 12.577 acres more or less.

Being the same property conveyed to Clearview Limited Partnership, and Indiana Limited Partnership, by Quit Claim Deed of record in Deed Book 392, page 392, page 891, Register's Office, WilsonCounty, Tennessee.

EXHIBIT "C"

LANDLORD'S ARCHITECTURAL AND CONSTRUCTION WORK

Landlord shall replace carpet and base at $12.00/SY installed, paint throughout, replace stained ceiling tiles, and remove three power poles if desired by Tenant.

Tenant shall be responsible for telephone and computer cabling and for signage. Tenant shall also be responsible reeking its Demised Premises. Notwithstanding anything contained in this lease to the contrary Tenant agrees that all work to be performed at the Demised Premise other than that described above shall be at Tenant's sole expense. Tenant agrees to inform Landlord in writing of any construction work and to perform all work in a first class manner and according to local building codes.






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                                            EXHIBIT "D"

Intentionally Omitted.









































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                                   EXHIBIT "E"
                              RULES AND REGULATIONS

1. Lessee will refer all contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee, to Lessor for Lessor's approval and supervision before performance of any contractual service. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

2. Lessee shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

3. Lessee shall not place, install or operate on the leased premises or in any part of the building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or A out the leased. premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor,

4. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

5. No dogs, cats, fowl or other animals shall be brought into or kept in or about the leased premises or project.

6. Employees or Lessor shall not receive or carry messages for or to any Lessee or other per-son, nor contract with or render free or paid services to any Lessee or Lessee's agents, employees or invitees.

7. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agent, employees or invitees at any time for purposes inconsistent with their designation by Lessor,

8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

9. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, or any unreasonable use.

10. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

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11. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles within five days after taking possession of the leased premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates on the leased premises or project. If Lessor or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of despair, Lessor, after giving written notice to Lessee of such violations, shall have the right to remove such vehicles at Lessee's expense.

It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be necessary, for the safety, care and cleanliness of the leased premises, and for the preservation of good order therein.




























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EXHIBIT "F"
SIGN CRITERIA

The necessity for establishing certain basic guidelines which must be followed by both tenant and sign companies serves a two-fold purpose. First, it will protect you, the Tenant, in obtaining a sign which meets standards of good design and workmanship. Secondly, it helps to assure a pleasing and attractive shopping center, unmarred by poorly designed, badly proportioned signing. Good sign design and balance is. necessary to maintain an attr4ctive and successful shopping center.

The most attractive and economically successful shopping centers are those which have insisted upon sign control. This SIGN CRITERIA should be given to your sign company to serve as a guide in preparing their design and cost estimates for your approval.

MAIN PYLON SIGN:
Each anochor tenant is provided signage space on the main pylon sign. Space allocated is 5' x 12' double sided and internally illuminated. Signage is limited to the first four (4) anchor tenants.

Tenant is responsible for the cost of the design, artwork, fabrication, and installation of the acrylic face. Faces must be pan-formed 3/16" acrylic and fabricated in two continuous 5' x 6' sheet of sacrylic. Tenant is responsible for the maintaining of interior lighting and wiring of sign. Sign must be kept in good working order at all time. Any burned out tubes or lighting problems must be repaired in 5 days. Any damaged, cracked, or broken faces must be repaired or replaced in 15 days.

Drawing of proposed sign faces with color callouts must be approved by Landlord.

SIGN BAND:
We have provided a sign band which each in-line tenant may use. It is the tenant's responsibility to have a plan drawn and approved by the Landlord. All cost in sign preparation shall be the tenant's responsibility.

A. The use of a corporate crest, logo, or insignia shall be permitted as long as they meet the described border criteria.

B. The height of all characters shall not exceed 24", if the copy is in one line. If the copy is 9 in two lines the copy shall not exceed 12" in height. No character or symbol shall fall within 3 of the top or bottom of the sign band.

C. The maximum length of each full bay tenant sign shall not exceed 80% of the tenant's allowable space allocated. The maximum length of each on half bay tenant sign shall not exceed 90% of the tenant's allowable space allocated.

D. The letters and/or logo of the company is to be routed out of the metal material in the sign band.

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E. The name of the company's space shall be backed with white plexiglass, stud mounted to metal. Other colors shall be permitted for slogans or signias at the Landlord's approval.

F. Back lighting of routed copy is encouraged but must meet with National Electric Code Requirements, all equipment shall feature the Underwriter's Laboratory labels. The back lighting in cabinets shall be limited to no more than 2 rows of 800 MA high output fluorescent lamps.

G. The approved sign company is A-1 Sign Co., Inc., Dickson, Tennessee. Any other sign company desired must be approved by Landlord.

MALL TENANT SIGNAGE:

A. The letter height shall not exceed 8".

B. The overall size of the sign shall not exceed 30" high by 10' long, or 70% of the space above the store front allocated for signage.

C. Sign is to be fabricated as follows: Non illuminated manufactured plastic formed letters (Gemini brand or equal). Letter style to be selected from 3 approved styles, Standardized Helvetica round faced Roman or italicized script only. Any other letter style must be approved in writing.

D. Colors of letters to be Gemini No. 2030 Dark Green or comparable match to be approved by Landlord.

E. All signage to be installed in approximately 4' x 15' are over shop frontage inside mall.

F. Installation: Letter should be stud mounted directly on to wall over store front. Spacing template should be used to assure an even spaced and professional appearance.

G. Mall tenants are provided 18" x 4' tenant panel spaces on street, Mall Identification sign. Each tenant is responsible for cost of lettering their own panels. Design and color and location to be approved by Landlord.

The basic criteria governing signs are as follows:

         There shall be no flashing action or other mechanical animation allowed on Tenant signs.

         Tenant signs must be kept clean and in good operating condition. We recommend that you develop a maintenance program, through your sign company, to assure that your sign will always appear inviting to your customers and enhance the overall appearance of the center. Good signage is a business investment that will not only identify you, but should also give you many good returns.

         No other signs (mobile or stationary) shall be displayed on the Premises without the prior written consent of Landlord.


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